UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2025
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LUNA INNOVATIONS INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 1st Street SW,	Suite 200	24011
Roanoke,	VA
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (540) 769-8400
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LUNA	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

On January 27, 2025, Luna Innovations Incorporated (the “Company”) issued a press release providing, among other things, certain preliminary financial results for its fiscal year ended December 31, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 27, 2025, the Company announced its plans to accelerate the delisting of its common stock from The Nasdaq Stock Market LLC (“Nasdaq”) and deregister (the “Deregistration”) the Company’s common stock under Section 12(b), Section 12(g) and Section 15(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The Company currently anticipates that it will file with the Securities and Exchange Commission (the “SEC”) a Form 25 relating to the delisting and Deregistration of its common stock on or about February 6, 2025. The Company expects the delisting and the Deregistration under Section 12(b) to be effective 10 days and 90 days, respectively, following the filing of the Form 25. The Company will also file a Form 15 notification relating to the termination of the Company’s reporting obligations under Section 12(g) of the Exchange Act and suspension of its reporting obligations under Section 15(d) of the Exchange Act. The Company is eligible to deregister and file the Form 15 because it had fewer than 300 holders of record of its common stock as of the last day of its fiscal year ended December 31, 2024. The filing of the Form 15 immediately suspends the Company’s reporting obligations under Section 13(a) of the Exchange Act, but the provisions of Section 14, Section 16, and Section 13(d) of the Exchange Act are still applicable to the Company and beneficial owners of its securities until the Deregistration becomes effective.

The Company anticipates that its common stock will remain on the OTC Expert Market. However, no guarantee, can be made that a trading market in the Company’s common stock in any over-the-counter market will be maintained.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities law. These statements include expectations regarding the delisting of the Company’s Common Stock from Nasdaq and the deregistration of the Company’s Common Stock from the SEC. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from the future results expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, risks associated with the OTC Expert Market and risks and uncertainties set forth in the sections entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, as well as in subsequent filings with the Securities and Exchange Commission (“SEC”). Such filings are available on the SEC’s website at www.sec.gov and on Luna’s website at www.lunainc.com. The statements made in this Current Report on Form 8-K are based on information available to Luna as of the date of this report and Luna undertakes no obligation to update any of the forward-looking statements after the date of this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated January 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated
By: /s/ Ryan Stewart
Name: Ryan Stewart
Title: SVP, General Counsel and Corporate Secretary
Date: January 27, 2025